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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): APRIL 20, 2004



                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     1-12387                 76-0515284
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)




  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                    60045
    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On April 20, 2004, Tenneco Automotive announced its results of operations for the first quarter of 2004. Exhibit 99.1 to this Form 8-K report presents the company's consolidated statement of income, balance sheet and statement of cash flows for the period ended March 31, 2004, as released by the company on April 20, 2004, and such Exhibit is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibit
     Number        Description
      99.1         Tenneco Automotive's consolidated statement of income,
                   balance sheet and statement of cash flows for the period
                   ended March 31, 2004, as released by the company on April 20,
                   2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TENNECO AUTOMOTIVE INC.

Date: April 20, 2004                        By:      /s/ KENNETH R. TRAMMELL
                                                 -------------------------------
                                                     Kenneth R. Trammell
                                                     Senior Vice President and
                                                     Chief Financial Officer



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EXHIBIT INDEX


     Exhibit
     Number        Description
      99.1         Tenneco Automotive's consolidated statement of income,
                   balance sheet and statement of cash flows for the period
                   ended March 31, 2004, as released by the company on April 20,
                   2004.